UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 14, 2018

Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On May 16, 2018, Canadian Pacific Railway Company (the “Company”) completed its offering of U.S.$500,000,000) aggregate principal amount of 4.000% senior notes due 2028 (the “Notes”). The Notes are guaranteed (the “Guarantee” and, together with the Notes, the “Securities”) by Canadian Pacific Railway Limited, the parent of the Company (the “Guarantor”).

In connection with the offering, on May 14, 2018, the Company and the Guarantor entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters listed in Schedule I thereto. The Underwriting Agreement contains customary representations, covenants and indemnification provisions.

The offering of the Securities was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3ASR (File No. 333-209819) filed with the Securities and Exchange Commission (the “Commission”) on February 29, 2016. The terms of the Securities are described in the Company’s prospectus dated February 29, 2016, as supplemented by a final prospectus supplement dated May 14, 2018, as filed with the Commission on May 15, 2018.

The Securities were issued pursuant to an Indenture, dated as of September 11, 2015, by and among the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of May 16, 2018 (the “Supplemental Indenture”), by and among the Company, the Guarantor and the Trustee.

The Underwriting Agreement, the form of Note and the Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2, respectively, and are each incorporated herein by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 1.1	Underwriting Agreement, dated May 14, 2018, by and among Canadian Pacific Railway Company, Canadian Pacific Railway Limited and Morgan Stanley & Co. LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule I thereto.

Exhibit 4.1	Form of Note.

Exhibit 4.2	Third Supplemental Indenture, dated as of May 16, 2018, by and among Canadian Pacific Railway Company, as issuer, Canadian Pacific Railway Limited, as guarantor, and Wells Fargo Bank, National Association, as trustee.

Exhibit 5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

Exhibit 5.2	Opinion of Blake, Cassels & Graydon LLP.

Exhibit 23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2018
CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Pramod Bhatia
		Name:	Pramod Bhatia
		Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 1.1	Underwriting Agreement, dated May 14, 2018, by and among Canadian Pacific Railway Company, Canadian Pacific Railway Limited and Morgan Stanley & Co. LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule I thereto.

Exhibit 4.1	Form of Note.

Exhibit 4.2	Third Supplemental Indenture, dated as of May 16, 2018, by and among Canadian Pacific Railway Company, as issuer, Canadian Pacific Railway Limited, as guarantor, and Wells Fargo Bank, National Association, as trustee.

Exhibit 5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

Exhibit 5.2	Opinion of Blake, Cassels & Graydon LLP.

Exhibit 23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.2 hereto).